================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------


                                  ANNUAL REPORT
                                December 31, 2000


                                  Fund Manager
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022


           Investment Adviser                        Administrator
           ------------------                        -------------
      BOYAR ASSET MANAGEMENT, INC.            INTEGRATED FUND SERVICES, INC.
          35 East 21st Street                    221 East Fourth Street
          New York, NY 10010                           Suite 300
            1-212-995-8300                        Cincinnati, OH 45202
                                                     1-800-266-5566

================================================================================

                                        February 27, 2001

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

o Boyar Value Fund bested all the leading indices during Calendar 2000, advancing 7.1%. The NASDAQ Composite plunged 39.3% to 2,470.52, the worst year since it was created in 1971, giving back a substantial portion of 1999's record 86% rocket ride - its peak-to-trough 54% plunge represented a loss of $3.3 trillion in paper wealth, equivalent to the value of 1/3 of all the homes in the U.S... Fed Chairman Greenspan no longer has to worry about the wealth effect.

o The Dow Jones Industrial Average fell 4.6% to 10,786.85 for the year, breaking a nine-year winning streak and representing its worst calendar year since 1981. The Standard & Poor's 500 stock index lost 8.9%, its worst downturn since 1977.

                              CALENDAR 2000 RESULTS
                              ---------------------
                                                                         NASDAQ
BOYAR VALUE FUND         DJIA        S&P 500       RUSSELL 2000        COMPOSITE
----------------         ----        -------       ------------        ---------
     +7.1%              (4.6%)       (8.9%)           (3.0%)            (39.3%)

A LOOK BACK AT 2000
-------------------

o For the last couple of years we wrote clients regularly about the technological revolution we were experiencing, which in terms of size and scope were unprecedented. However, we frequently warned that the stock market had valued the vast majority of technology related businesses, particularly those engaged in Internet commerce, at levels that discounted almost everything, including the hereafter. Our hunch was that at some point in time a great many investors would lose a great amount of money. (See letter to shareholders dated 1/27/00) So last year's tech wreck did not surprise us.

o Who is to blame for this debacle? First and foremost absurdly high valuations were the primary culprit... Yes, the NASDAQ has retreated by about 50% from its April 2000 high, but the fact remains that the vast majority of companies that comprise this index are still trading at lofty multiples, far exceeding even the most optimistic growth rates. In fact, most of these companies are still priced for perfection. So, let us assume they meet analysts' expectations during the next five years, and I will wager a good many won't, but let us assume they do - what kind of return can an investor capture during that time frame, if the business is already trading at more than 100x current earnings? If you factor in the risk associated with such an investment one might conclude it's a fool's game.

o ALAN GREENSPAN "The Maestro," played a role. He raised interest rates six times, ostensibly fearing that a 5% - 6% increase in GDP, coupled with a 4% unemployment rate would trigger an unacceptable increase in the rate of inflation. On a number of occasions he vehemently denied that these rate increases were a direct attack on the stock market. Although his irrational exuberant remarks made mention of the wealth effect and how it impacted consumer spending... With the benefit of hindsight the last two fed hikes were clearly unnecessary, especially in light of the sharp increase in energy prices, which acted as a type of tax further inhibiting the consumers ability to spend.

o INVESTMENT BANKERS brought out new issue after new issue, pricing them, not on generally accepted standards such as cash flow or multiples of profit, but on a new economy matrix, that reminded one of the "Emperors New Clothes" saga... Investors clamored for them - not just some IPOs but almost all of them. And why not, given that a large percentage were doubling or tripling on their first day? The vast majority, however, have since imploded, with more than two-thirds trading below their offering price, and lots of them way below that number.

o INTERNET ANALYSTS were the newest masters of the universe. With stunning regularity, they would make an outrageous prediction that within a year, a stock would double or triple or better - and watch gleefully as the stock sometimes did that in a month. These analysts who made these wild prognostications, time and again on CNBC, have lived to regret those irrational, and analytically ill-conceived recommendations, as most of those stocks now sell for a tiny fraction of the price when the predictions were made. It will be interesting to see what happens to these masters of Wall Street.

o DAY TRADERS - during NASDAQ's go-go days, day traders became a symbol of the nation's obsession with the stock market. Darting in and out of the market, typically making dozens or even hundreds of trades a day. While their numbers were limited, perhaps no more than 7,000, their rapid-fire trades moved prices, especially in small high-technology stocks. And although the evidence suggests that few traders actually made money, tales of their exploits helped fuel the aura of excitement around the stock market that drew many individuals to invest.

A LOOK FORWARD
--------------

o Just as 2000 surprised on the downside, 2001 could surprise on the upside. However, it would be wise for investors to temper their expectations. After all, over the past 50 years stocks have returned on average approximately 10% per annum. The five years prior to 1999 were quite exceptional, and I would expect over the next few years for returns to regress to the mean.

o 2001 could be a year when individual stocks outperform the leading indices. We are already seeing early signs that such a trend is emerging... Take the Standard & Poor's 500 index. In 1999 it rose 19.5%. Last year it declined 8.9%. But if you look at the individual stocks in the index a different picture emerges. In 1999, only 241 of the 500 companies in the index ascended in value. But last year, 276 stocks in the index gained, while only 218 declined in price.

o So why do the percentage gains and losses tell such a different story? It's because the big winners in 1999 and early 2000 were technology stocks, and their performance pulled up the average while many other shares were lagging. Like most stock indices, the S&P is capitalization weighted, so the movement of the companies that investors value the highest - now including many technology companies - has the largest impact on the index.

o This is precisely why we believe the leading indices will take a back seat to good old fashion stock picking during the next year or two. True, technology stocks have become less expensive since last April, but many of them are still not cheap, a fair number still trade at 100x earnings or more.

o In my opinion the NASDAQ's peak of 5,000 reached last April will stand for many years to come. It is somewhat reminiscent of the Nikkei's surge more than a decade ago. Very rarely does the excess of a past cycle become the excess again very quickly.

o There is another fairly reliable indicator that helps support the thesis that technology stocks will underperform in the years ahead. Our research shows that when anytime a particular sector represents a significant overwieghting in a particular index, usually 30%, that sector often underperforms for quite sometime. It happened to both the oil and gas sector. Technology stocks at its zenith represented a weighting of more than 35% in the S&P 500.

o Last year the crowd loved the market far more than it deserved, and trillions got lost when the economy cooled off faster than most envisioned.

o Now, though, as in 1991 (the end of our last recession), the worst is probably over or will be over during the next few months, just when the gloom is most pervasive. Because of the quick rate cuts we've already had, we might be out of this stealth recession moments after it began.

o Furthermore, the Fed stands ready to cut rates back to levels we haven't seen in six years, if necessary. We believe it is quite possible that the Fed will cut rates down to 4% to ensure that this economy doesn't go into a prolonged contraction. That will force trillions now on the sidelines, paralyzed by fear, into equities.

o So let the pessimists create bargains as they scoff at the rate and tax cuts for being too little too late. The boom will not be spread as equally as it was a decade ago, though technology, which started roaring right about then, has way too much mending to do to participate until the economy gets much stronger... we believe the sectors to focus on include: (1)
     Regional Banks, spreads will widen and multiples will expand. (2) Retailers, valuations are becoming quite compelling - as the year unfolds comp store sales will be easier to beat. (3) Certain tele-communication businesses have been beaten down to historically low valuations.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

If you have any questions please do not hesitate to call (212) 995-8300 or visit our website: www.boyarvalue.com.
             -------------------
                                        Very truly yours,

                                        /s/ Mark A. Boyar

                                        Mark A. Boyar
                                        Chief Investment Officer

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
                 Value Index and the Russell Midcap Value Index

                                                              12/00
                                                              -----
           Boyar Value Fund, Inc.                            $11,935
           Russell 2000 Index                                $10,379
           Russell 2000 Value Index                          $10,395
           Russell Midcap Value Index                        $11,424

                            ------------------------
                             Boyar Value Fund, Inc.
                           Average Annual Total Return

                            1 Year    Since Inception*
                            7.10%          6.87%
                            ------------------------

                  *Commencement of operations was May 5, 1998.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000



ASSETS
   Investment securities:
     At acquisition cost                                           $  5,941,867
                                                                   ============
     At market value (Note 1)                                      $  6,291,131
   Accrued income                                                         3,523
   Receivable for capital shares sold                                     9,496
   Receivable from Adviser (Note 3)                                      31,824
   Receivable from Affiliates (Note 3)                                    9,800
   Organization expenses, net (Note 1)                                   41,488
   Other assets                                                           9,944
                                                                   ------------
     TOTAL ASSETS                                                     6,397,206
                                                                   ------------

LIABILITIES
   Bank overdraft                                                        10,033
   Income distribution payable                                              355
   Capital gain distributions payable                                     3,692
   Other accrued expenses and liabilities                                 7,936
                                                                   ------------
     TOTAL LIABILITIES                                                   22,016
                                                                   ------------

NET ASSETS                                                         $  6,375,190
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $  6,127,284
Accumulated net investment income                                           254
Accumulated net realized losses from security transactions             (101,612)
Net unrealized appreciation on investments                              349,264
                                                                   ------------
NET ASSETS                                                         $  6,375,190
                                                                   ============
Shares of beneficial interest outstanding
  (1,000,000,000 shares authorized, $0.001 par value)                   550,465
                                                                   ============

Net asset value and redemption price per share (Note 1)            $      11.58
                                                                   ============

Maximum offering price per share (Note 1)                          $      12.19
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

INVESTMENT INCOME
   Dividends                                                       $     87,545
   Interest                                                              10,747
                                                                   ------------
     TOTAL INVESTMENT INCOME                                             98,292
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3)                                     24,008
   Management fees (Note 3)                                              24,008
   Accounting services fees (Note 3)                                     24,000
   Directors' fees and expenses                                          20,000
   Amortization of organization expenses (Note 1)                        17,781
   Insurance expense                                                     14,633
   Transfer agent fees (Note 3)                                          14,400
   Distribution expenses (Note 3)                                        12,031
   Administrative services fees (Note 3)                                 12,000
   Custodian fees                                                         8,650
   Postage and supplies                                                   5,378
   Registration fees                                                      5,346
   Professional fees                                                      4,000
   Shareholder report costs                                               2,990
   Other expenses                                                           701
                                                                   ------------
     TOTAL EXPENSES                                                     189,926
   Fees waived and expenses reimbursed (Note 3)                        (105,898)
                                                                   ------------
     NET EXPENSES                                                        84,028
                                                                   ------------

NET INVESTMENT INCOME                                                    14,264
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                         69,719
   Net change in unrealized appreciation/depreciation
    on investments                                                      (10,425)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         59,294
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $     73,558
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Year    For the Year
                                                                 Ended           Ended
                                                              December 31,    December 31,
                                                                  2000            1999
                                                              ------------    ------------

FROM OPERATIONS
   Net investment income                                      $     14,264    $      5,136
   Net realized gains (losses) from security transactions           69,719         (25,578)
   Net change in unrealized appreciation/depreciation
    on investments                                                 (10,425)        372,929
                                                              ------------    ------------
Net increase in net assets from operations                          73,558         352,487
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                      (14,010)         (5,136)
   In excess of net investment income                                   --            (149)
   rom net realized gains                                         (145,753)             --
                                                              ------------    ------------
Total distributions                                               (159,763)         (5,285)
                                                              ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     3,818,725       2,466,134
   Net asset value of shares issued in
    reinvestment of distributions to shareholders                  155,716           5,072
   Payments for shares redeemed                                 (1,647,690)        (99,591)
                                                              ------------    ------------
Net increase in net assets from capital share transactions       2,326,751       2,371,615
                                                              ------------    ------------

TOTAL INCREASE IN NET ASSETS                                     2,240,546       2,718,817

NET ASSETS
   Beginning of year                                             4,134,644       1,415,827
                                                              ------------    ------------
   End of year                                                $  6,375,190    $  4,134,644
                                                              ============    ============
CAPITAL SHARE ACTIVITY
   Sold                                                            315,928         236,006
   Reinvested                                                       13,447             464
   Redeemed                                                       (151,748)         (9,266)
                                                              ------------    ------------
   Net increase in shares outstanding                              177,627         227,204
   Shares outstanding, beginning of year                           372,838         145,634
                                                              ------------    ------------
   Shares outstanding, end of year                                 550,465         372,838
                                                              ============    ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                            Year              Year             Period
                                                           Ended             Ended             Ended
                                                        December 31,      December 31,      December 31,
                                                            2000              1999            1998 (a)
                                                        ------------      ------------      ------------
Net asset value at beginning of period                  $      11.09      $       9.72      $      10.00
                                                        ------------      ------------      ------------
Income (loss) from investment operations:
   Net investment income                                        0.03              0.01              0.03
   Net realized and unrealized gains (losses)
    on investments                                              0.76              1.37             (0.28)
                                                        ------------      ------------      ------------
Total from investment operations                                0.79              1.38             (0.25)
                                                        ------------      ------------      ------------
Less distributions:
   From net investment income                                  (0.03)            (0.01)            (0.03)
   From net realized gains on investments                      (0.27)               --                --
                                                        ------------      ------------      ------------
Total distributions                                            (0.30)            (0.01)            (0.03)
                                                        ------------      ------------      ------------

Net asset value at end of period                        $      11.58      $      11.09      $       9.72
                                                        ============      ============      ============

Total return (b)                                               7.10%            14.24%            (2.46%)(c)
                                                        ============      ============      ============

Net assets at end of period                             $  6,375,190      $  4,134,644      $  1,415,827
                                                        ============      ============      ============

Ratio of net expenses to average net assets (d)                1.75%             1.75%             1.75%(e)

Ratio of net investment income to average net assets           0.30%             0.15%             0.66%(e)

Portfolio turnover rate                                          42%                8%                0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Total returns exclude the effect of applicable sales loads.
(c)  Not annualized.
(d) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 3.95%, 5.28% and 13.19% (e) for the periods ended December 31, 2000, 1999 and 1998, respectively (Note 3).
(e)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 2000

                                                                        Market
  Shares                                                                Value
  ------                                                            ------------
            COMMON STOCKS - 80.9%
            CONSUMER, CYCLICAL - 48.2%
     9,000    Carnival Corp. - Class A                              $    277,313
     2,000    The Walt Disney Co.                                         57,875
     5,000    Dun & Bradstreet Corp. (a)                                 129,375
     6,000    Ethan Allen Interiors, Inc.                                201,000
    50,000    Hanover Direct, Inc. (a)                                    18,750
     9,000    Hasbro, Inc.                                                95,625
    14,600    Hilton Hotels Corp.                                        153,300
    12,000    IHOP Corp. (a)                                             260,250
    10,000    Lands' End, Inc.                                           251,200
     8,000    Mattel, Inc.                                               115,520
     5,000    Meredith Corp.                                             160,937
    15,100    Midas, Inc.                                                180,256
     4,000    Neiman Marcus Group, Inc.                                  142,250
    18,000    Pier 1 Imports, Inc.                                       185,625
    20,100    Playboy Enterprises - Class B (a)                          199,744
     1,100    Readers Digest Association - Class A                        43,037
    10,000    Regis Corp.                                                145,000
    33,100    Spiegel, Inc.                                              142,744
     1,000    Time Warner, Inc.                                           52,240
     5,200    Toys R Us, Inc. (a)                                         86,775
     1,153    Viacom, Inc. - Class B (a)                                  53,903
     1,840    Vivendi Universal - SP                                     120,175
                                                                    ------------
                                                                       3,072,894
                                                                    ------------

            CONSUMER, NON-CYCLICAL - 4.4
     5,000    Cendant Corp. (a)                                           48,125
     7,800    Cross (A.T.) Co. - Class A                                  34,612
       200    IMS Health, Inc.                                             5,400
    11,600    Whitman Corp.                                              189,950
                                                                    ------------
                                                                         278,087
                                                                    ------------

            FINANCIAL SERVICES - 18.6%
     3,000    Bank One Corp.                                             109,875
     4,250    Chase Manhattan Corp.                                      193,109
     4,600    Citigroup, Inc.                                            234,888
    14,400    Covest Bancshares, Inc.                                    183,600
     1,000    Dow Jones & Co., Inc.                                       56,625
     2,200    Lehman Brothers Holding                                    148,775
    10,000    Moody's Corp.                                              256,875
                                                                    ------------
                                                                       1,183,747
                                                                    ------------

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 2000
                                                                        Market
  Shares                                                                Value
  ------                                                            ------------
            INDUSTRIAL - 3.1%
    13,000    Aviall, Inc. (a)                                      $     65,812
     4,000    Diebold, Inc.                                              133,500
                                                                    ------------
                                                                         199,312
                                                                    ------------

            TECHNOLOGY - 2.2%
     2,000    Comcast Corp.                                               83,500
     3,000    Motorola, Inc.                                              60,750
        10    Synavant, Inc. (a)                                              47
                                                                    ------------
                                                                         144,297
                                                                    ------------

            UTILITIES - 4.4%
     9,000    AT&T Corp.                                                 155,813
     2,000    Alltel Corp.                                               124,875
                                                                    ------------
                                                                         280,688
                                                                    ------------

            TOTAL COMMON STOCKS (Cost $4,810,756)                   $  5,159,025
                                                                    ------------
   Par
   ---
            U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.9%
   825,000    Federal Farm Credit Bank, 01/02/01 (Cost $824,005)    $    825,000
                                                                    ------------

            MONEY MARKETS - 4.8%
   307,106    Firstar Stellar Treasury Fund (Cost $307,106)         $    307,106
                                                                    ------------

            TOTAL INVESTMENT SECURITIES (Cost $5,941,867) - 98.6%      6,291,131

            OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%                  84,059
                                                                    ------------

            NET ASSETS - 100.0%                                     $  6,375,190
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 2000, based upon a federal income tax cost of portfolio investments of $5,941,867, the Fund had net unrealized appreciation of $349,264, consisting of $810,365 of gross unrealized appreciation and $461,101 of gross unrealized depreciation.

During the period from November 1, 2000 through December 31, 2000, the Fund had a net realized captial loss of $101,612, which is treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2001. This "post-October" loss may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the year ended December 31, 1999, the Fund reclassified net investment losses of $149 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2000,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$3,642,554 and $1,594,059, respectively.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $24,008 and reimbursed the Fund for $45,851 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $24,008 for the year ended December 31, 2000.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and IFS, IFS calculates the daily net asset per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as a distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the year ended December 31, 2000, the Fund incurred and LTCI subsequently waived $12,031 of distribution expenses under the Plan.

4.   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

On December 29, 2000, the Fund declared and paid a long-term capital gain distribution of $145,753 or $0.2718 per share. In January of 2001, shareholders will be provided with Form 1099-DIV which reports the amount and tax status of the capital gain distribution paid during calendar year 2000.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boyar Value Fund, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP
Cincinnati, Ohio
February 12, 2001